[GRAPHICS OMITTED - ACORN, COLUMN, MITER, HANDSHAKE]

COLUMBIA REAL ESTATE EQUITY FUND II AND QUALITY PLUS BOND FUND

GALAXY VIP III FUNDS

ANNUAL REPORT
December 31, 2002

                                                   [LOGO OMITTED - GALAXY FUNDS]

PRESIDENT'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the annual report for the Galaxy VIP Columbia Real Estate Equity Fund II and the Galaxy VIP Quality Plus Bond Fund, two portfolios of the Galaxy VIP Fund for the fiscal year ended December 31, 2002. The report includes a market overview that discusses the different economic and market conditions that may have affected your investment during this time. Following this overview are reports for each of The Galaxy VIP Fund portfolios that describe the strategies used by the Funds' portfolio managers in this environment. Financial statements and a list of portfolio holdings for each Fund as of December 31, 2002 appear at the end of the report.
      The reporting period was a mixed bag for investors. In a climate of increased economic and political uncertainty, stock prices ended 2002 significantly lower than where they started. Bond prices strengthened significantly during the year, however. The very different reactions of stocks and bonds to the same economic and political conditions demonstrate once more that investors can benefit from well-diversified portfolios with a broad mix of asset classes.
      Such diversification will likely be just as important to investors in the year ahead. Stocks will remain key to the long-term growth that can outpace the erosion of returns by inflation and taxes. Bonds will remain a key source of investment income. With further volatility expected for both stock and bond prices, money market securities may bring stability to investors' returns.
      If you have any questions about the information in this report, please call us toll-free at 800-345-6611. You may also consult your financial advisor.

Sincerely,

/S/ KEITH  T.  BANKS


Keith T. Banks
President

                                -----------------------------------
                                                    MAY LOSE VALUE
                                NOT FDIC INSURED  -----------------
                                                  NO BANK GUARANTEE
                                -----------------------------------

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED
[END SIDEBAR]

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      While there were many signs throughout 2002 that an economic recovery was on the way, investors were concerned about the very slow growth in corporate earnings, continued revelations of corporate accounting fraud, an intensification in the US war on terrorism and heightened tensions in the Middle East. Despite several short-lived rallies, stock prices ended 2002 sharply lower than where they began.
      Bond prices rose in this environment. Early in 2002, as it looked like a recovery was taking hold, the Federal Reserve Board (the Fed) ended a year-long series of interest rate cuts - causing fixed income yields to rise and bond prices to fall. When it became clear that a recovery would be delayed and the Fed would likely cut interest rates again, yields fell and bond prices rose. By the end of 2002, after a rate cut of 50 basis points (0.50%), fixed income yields were lower than they'd been for several decades.
      For the 12 months ended December 31, 2002, stocks of larger firms represented in the Standard & Poor's(R) 500 Composite Stock Price Index (S&P 500 Index) had a total return of -22.09%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (Russell 2000) posted a total return of -20.48%. In contrast, US government and corporate bonds represented in the Lehman Brothers Government/Credit Bond Index delivered a total return of 11.04% for the period.
      In this environment of significant economic and market uncertainty, The Galaxy VIP Funds maintained portfolios of broad sector diversity, strong credit quality and reasonable value. Where possible, we sought to make the most of new investment opportunities that arose as a result of market fluctuations and prepare the portfolios for the economic recovery that we expect in 2003.

THE RECOVERY FALTERS
      In the first quarter of 2002, economic growth as reflected in the Gross Domestic Product (GDP), which measures the output of US goods and services, improved at an annualized rate of 5.0%. This was significantly stronger growth than most economists expected. It was also a vast improvement over the 2.7% rate posted for the fourth quarter of 2001. Most observers believed that the surge in growth would be temporary, because it was due in large part to the short-term rebuilding of business inventories. The faster pace of growth did suggest a solid start for an economic recovery, however. After sliding in January and February, stock prices moved sharply higher in March to end the first quarter near where they began. Believing that a recovery was on the way, the Fed signaled an end to the interest rate cuts it had made throughout 2001. Although the annual rate of inflation stood near 1.5%, investors expected a recovery to bring higher inflation and interest rates down the road. In this climate, yields for bonds rose and bond prices fell.
      Investor sentiment deteriorated in the second quarter, as companies reported first quarter earnings that fell short of expectations and further problems with corporate accounting practices were revealed. Of added concern was potential long-term economic damage from the US war on terrorism and renewed fighting in the Middle East. Although inflation and interest rates remained low, the unemployment rate rose and consumer spending began to wane. In this environment, GDP growth slowed to a rate of 1.3% and stock prices fell sharply. As investors saw that a rise in interest rates would be delayed, they shifted assets from stocks to fixed income securities and bond prices rose once again.
      In the third quarter of 2002, industrial production and job growth stagnated and consumer confidence declined. Although GDP growth improved at a rate of 4.0%, second quarter earnings reports proved disappointing and the Fed announced that it was again inclined to cut interest rates. After rallying from the middle of July to the middle of August, stock prices fell sharply through the end of September - giving the S&P 500 Index its sharpest quarterly decline since the fourth quarter of 1987.
      As GDP growth slowed to an estimated rate of 0.70% in the fourth quarter, the Fed again cut short-term interest rates. Stock prices rallied strongly and then traded in a relatively narrow

[BEGIN SIDEBAR]
"IN THIS ENVIRONMENT OF SIGNIFICANT ECONOMIC AND MARKET UNCERTAINTY, THE GALAXY VIP FUNDS MAINTAINED PORTFOLIOS OF BROAD SECTOR DIVERSITY, STRONG CREDIT QUALITY AND REASONABLE VALUE."
[END SIDEBAR]
range. After rising in October, before it was clear that the Fed would act, fixed income yields fell sharply in the weeks that followed then remained in a narrow range for the rest of the quarter. At the end of the reporting period on December 31, 2002, 30-year Treasury bonds were yielding 4.78% - versus 5.49% when 2002 began. Annual inflation stood at 2.4%.
      In this economic and market climate, stocks of small and medium-sized firms outperformed issues of larger companies. In addition to having prices that were still high relative to the disappointing levels of earnings, the large-cap sector was disproportionately hurt by corporate accounting concerns. With the economic recovery on hold, value-oriented stocks tended to outperform growth-oriented stocks and government bonds outperformed corporate securities. Within the corporate sector, higher quality issues (with credit ratings of AA or AAA) outperformed lower quality issues.

INVESTMENT OPPORTUNITIES IN MARKET FLUCTUATION
      Continued emphasis on sector diversity, strong credit quality and reasonable valuations helped to buffer equity portfolios in The Galaxy VIP Funds during this period of significant uncertainty. A focus on high quality companies with strong fundamentals helped us choose many stocks that outperformed their industry sectors. For the most part, we used market fluctuations to increase commitments to stocks from economically sensitive "cyclical" sectors that we believe could outperform when a recovery finally takes hold. Throughout the year, we reduced exposure to companies whose accounting practices might be vulnerable to investor concern.
      In the fixed income portfolios, we took advantage of investment opportunities that arose in corporate, mortgage-backed and asset-backed securities. Because stable or rising interest rates tend to discourage consumers from prepaying home loans or paying down credit card debt, mortgage-backed and asset-backed securities should outperform as the economy strengthens and rates start to rise. Corporate bonds should also perform relatively well in a recovery. During the year, we also maintained sizable positions in the debt of foreign issuers, which were among the best performing fixed income investments in 2002.

STAGE STILL SET FOR RECOVERY
      We believe that the US economy remains poised for recovery. Although some industries are still plagued with overcapacity, business spending has started to improve as many companies find it necessary to replace older equipment. The economy should also benefit from improved productivity, continued spending by consumers, expanded government spending, increased liquidity from the Fed, further cuts in federal income taxes and historically low levels of interest rates. Although the Fed resumed a neutral monetary policy following the November 2002 rate cut, it has pledged additional easing if the economic stagnation continues.
      We think that the recovery may be slow and somewhat uneven through the middle of 2003. Unemployment is still relatively high and the growth in new jobs and wages - though positive - has slowed. At the same time, investors remain concerned about war with Iraq. If growth accelerates later in the year, as we expect, GDP could rise by 2.5% to 3.25% for 2003 as a whole. Given the current excesses in manufacturing capacity, the limited gains in wages and a reduced ability by businesses to raise their prices, we expect inflation to remain below 2.5% for the year.
      Even with a moderate recovery, corporate earnings should improve in 2003. Under current earnings expectations, stocks appear fairly valued. Further market gains will likely require a willingness by investors to pay up for long-term earnings growth. In the meantime, stock prices should remain vulnerable to additional concerns about corporate accounting problems and threats to US peace. Bond prices should also be volatile, as long as there is a possibility of further cuts in interest rates. Once a recovery is clearly underway, interest rates and bond yields should start to rise and bond prices should fall.

[BEGIN SIDEBAR]
"WITH THE ECONOMIC RECOVERY ON HOLD, VALUE-ORIENTED STOCKS TENDED TO OUTPERFORM GROWTH-ORIENTED STOCKS AND GOVERNMENT BONDS OUTPERFORMED CORPORATE SECURITIES." [END SIDEBAR]

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2002                   1 YEAR          5 YEARS         LIFE
--------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)                     2.57             N/A           3.79
--------------------------------------------------------------------------------
Quality Plus Bond Fund
(INCEPTION DATE 1/21/93)                   10.33            7.16           6.83
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF ANY TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

    PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).
      As in the previous two years, REITs outperformed the stock market as a whole in 2002. In addition to relatively stable earnings, REITs benefited from a lack of accounting controversies versus other sectors and from high dividend yields at a time of historically low interest rates. Although the Fund lagged its market benchmark earlier in the year, it outperformed strongly enough in the fourth quarter to make up most of the difference. For the reporting period, the Fund outpaced other funds with similar investment objectives.
      For the 12 months ended December 31, 2002, the Galaxy VIP Columbia Real Estate Equity Fund II had a total return of 2.57%. During the same time, the National Association of Real Estate Investment Trusts Index (NAREIT Index) had a total return of 3.82% and the real estate funds tracked by Lipper had an average total return of 2.66%.

DELAYED RECOVERY HURTS SEVERAL SECTORS
      One of the most significant factors contributing to the Fund's underperformance versus the NAREIT Index earlier in the year was an overweighting in the office sector, which performed poorly as the delayed economic recovery postponed an anticipated rebound in office demand. A second factor was the fund's underweighting in REITs from the lodging sector, which were strong performers in the first quarter of 2002. The third negative factor was due to a poor performance by paper and forest product securities that we had added to the portfolio in the middle of the year, on expectations that such economically cyclical issues would do well in a recovering economy.
      Offsetting these factors was a strong performance by holdings in retail REITs, which represented a sizable position in the Fund. The overweighted position in retail REITs continued to benefit the Fund in the fourth quarter, along with an overweighted position in the better-performing industrial sector. Performance in the fourth quarter also improved with a strong rebound by paper and forest product stocks, which we had increased as it looked like a recovery might finally be on the way. Other positives included an underweighting in the still poorly performing office sector, an underweighting in the very weak residential sector and an increased weighting in the lodging sector, which continued to outperform.
      In addition to trimming the Fund's position in office REITs, we reduced holdings in both the retail and industrial groups during the reporting period. Although the industrial sector had performed relatively well, recovery in that sector is proceeding more slowly than we had hoped. In the retail sector, we took profits in REITs that had performed particularly well.

PREPARED FOR A RECOVERY
      REITs tend to be "late cycle" stocks and may be among the last to benefit from an economic recovery. As a recovery takes shape, REITs could thus underperform the stock market as a whole. With sizable holdings in the more economically sensitive industrial, retail and lodging sectors, however, we feel the Fund is properly positioned for a recovery. The Fund should also benefit from the additions of paper and forest product stocks, which should perform well as a recovery provides greater pricing power to companies in those sectors.

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT, HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER SINCE 1992.
[END SIDEBAR}

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REAL ESTATE                     81%
BASIC MATERIALS                  9%
U.S. GOVERNMENT OBLIGATION,
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES     6%
CONSUMER CYCLICAL                4%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                 GALAXY
                                            VIP COLUMBIA REAL
         NAREIT INDEX   S&P 500 Index     Estate Equity Fund II
03/03/98    $10,000        $10,000               $10,000
12/31/98     $8,482        $11,864                $9,043
06/30/99     $8,887        $13,331                $9,442
12/31/99     $8,090        $14,359                $8,669
06/30/00     $9,156        $14,298                $9,875
12/31/00    $10,168        $13,053               $11,168
06/30/01    $11,825        $12,179               $11,775
12/31/01    $11,584        $11,502               $11,666
06/30/02    $13,169         $9,990               $13,010
12/31/02    $12,026         $8,961               $11,966

* SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDICES ARE CALCULATED SINCE 2/28/98 BECAUSE THE INDICES RETURNS ARE CALCULATED AT MONTH-END ONLY.

GALAXY VIP QUALITY PLUS BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP Quality Plus Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in US government securities and corporate issues rated in the four highest rating categories by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or unrated issuers of comparable quality. At least 50% of the Fund's total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      In a year when bonds with higher credit quality and intermediate maturities outperformed, the Fund benefited from an emphasis on these areas. Defensive positioning on credit quality and broad diversification through smaller position sizes was also beneficial and helped the Fund earn a total return of 10.33% for the 12 months ended December 31, 2002, versus an average total return of 8.53% for the A-rated corporate bond funds tracked by Lipper. Over the same time, the Lehman Brothers Government/ Credit Bond Index earned a total return of 11.04%. On December 31, 2002, the Fund had a 30-day SEC yield of 3.53%.

CORPORATE POSITIONS INCREASE
      During 2002, we significantly reduced the Fund's holdings in government issues and increased investments in high quality corporate bonds. Many of these purchases came from cyclical sectors that we believed could outperform in an economic recovery. We also selectively added corporates of higher credit quality (rated A or better), which offered yields and prices that were quite attractive. After outperforming in the first half of 2002, when the recovery appeared to be on track, corporates generally underperformed as the recovery stalled. Within the corporate sector, however, the higher quality issues where we focused the Fund's investments outperformed. In keeping with our expectation for stable, though muted, growth in the economy, we began to add lower quality issues (rated
BBB) in the fourth quarter.
      Other additions included mortgage-backed and asset-backed securities. These positions performed well in the first half of the year,

[BEGIN SIDEBAR]
[PHOTO OMITTED- MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP QUALITY PLUS BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]

PORTFOLIO REVIEWS

when stable interest rates slowed home loan prepayments and the payoff of credit card debt. Later, when rates fell and mortgage-backed securities suffered from accelerated prepayments, these issues generally underperfomed Treasuries. The Fund benefited from an outperformance by the more "seasoned" mortgages with lower prepayment risk that we had emphasized. Additions of foreign debt also enjoyed a solid relative performance during the year.
      For most of 2002 we used a "bulleted" structure for the portfolio that gave greater emphasis to intermediate maturities. This strategy gave added weight to short and intermediate maturities, which outperformed for the year. Whatever minimal yield we sacrificed by emphasizing shorter-term issues was more than offset with the better yields offered by increased positions in non-government securities.

STILL POISED FOR RECOVERY
      Although we plan to maintain our emphasis on higher credit quality in months to come, we may further increase holdings in lesser quality issues, which we expect to outperform as a recovery takes hold. To pay for these purchases, we will probably further reduce investments in US government agencies and trim some of the Fund's higher quality corporate holdings that have performed particularly well.
      Given the recent outperformance by issues in the intermediate part of the yield curve, we have started to move toward a "barbelled" portfolio structure that concentrates on shorter- and longer-term maturities. Once the recovery is underway, we may give added attention to shorter-term issues, whose prices tend to hold up better than the prices of longer maturities when interest rates rise.

GALAXY VIP QUALITY PLUS BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2002

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CORPORATE NOTES AND BONDS               49%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  23%
MORTGAGE-BACKED SECURITIES              11%
ASSET-BACKED SECURITIES                  6%
FOREIGN BONDS                            6%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES             5%

GALAXY VIP QUALITY PLUS BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           LEHMAN BROTHERS
          GOVERNMENT/CREDIT  GALAXY VIP QUALITY
             BOND INDEX        PLUS BOND FUND
01/31/93      $10,000              $10,000
12/31/93      $10,604              $10,867
12/31/94       $9,984              $10,486
12/31/95      $12,294              $12,094
12/31/96      $12,443              $12,487
12/31/97      $13,657              $13,656
12/31/98      $14,950              $14,981
12/31/99      $14,629              $14,415
12/31/00      $16,920              $16,271
12/31/01      $18,359              $17,487
12/31/02      $20,385              $19,294

* SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/
  CREDIT BOND INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF US TREASURY OBLIGATIONS AND THE DEBT OF US GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. RESULTS FOR THE INDEX ARE CALCULATED SINCE 1/31/93 BECAUSE THE INDEX RETURNS ARE CALCULATED AT MONTH-END ONLY.

                           GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]
      TRUSTEES AND PRINCIPAL
        EXECUTIVE OFFICERS
       Dwight E. Vicks, Jr.
       CHAIRMAN AND TRUSTEE

          John T. O'Neill
              TRUSTEE

         Louis DeThomasis,
           F.S.C., Ph.D.
              TRUSTEE

         Kenneth A. Froot
              TRUSTEE

           James M. Seed
              TRUSTEE

         Donald B. Miller
         EMERITUS TRUSTEE

        Bradford S. Wellman
         EMERITUS TRUSTEE

          Keith T. Banks
             PRESIDENT

       J. Kevin Connaughton
             TREASURER

             W. Bruce
          McConnel, Esq.
             SECRETARY

        INVESTMENT ADVISORS
         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

      Columbia Management Co.
      1300 S.W. Sixth Avenue
           P.O. Box 1530
      Portland, OR 97207-1350

           ADMINISTRATOR
         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

            DISTRIBUTOR
           Liberty Funds
         Distributor, Inc.
       One Financial Center
       Boston, MA 02111-2621

       INDEPENDENT AUDITORS
         Ernst & Young LLP
       200 Clarendon Street
         Boston, MA 02116

           LEGAL COUNSEL
     Drinker Biddle & Reath LLP
         One Logan Square
      18th and Cherry Streets
         Philadelphia, PA
            19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy VIP Fund, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 800-345-6611. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE US GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                         [LOGO OMITTED - RECYCLE LOGO]


                   This report was printed on recycled paper.

     COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


    SHARES                                               VALUE
  ----------                                           ---------

COMMON STOCKS - 93.75%

                REAL ESTATE - 81.19%

        775     Alexandria Real Estate
                Equities, Inc. ..................  $      33,015
        750     Apartment Investment &
                Management Co. ..................         28,110
        800     Archstone-Smith Trust............         18,832
        650     AvalonBay Communities, Inc.......         25,441
        625     Boston Properties, Inc...........         23,037
        725     CarrAmerica Realty Corp..........         18,161
      1,050     Catellus Development Corp.*......         20,843
        300     CenterPoint Properties Corp......         17,145
        450     Chelsea Property Group, Inc......         14,989
      2,000     Cousins Properties, Inc..........         49,400
      1,321     Equity Office Properties Trust...         32,999
        750     Equity Residential...............         18,435
        300     First Industrial Realty Trust, Inc.        8,400
      1,150     General Growth Properties, Inc...         59,800
      1,800     Host Marriott Corp.*.............         15,930
      1,900     iStar Financial, Inc.............         53,295
        962     Kimco Realty Corp................         29,476
        500     Liberty Property Trust...........         15,970
        200     Macerich (The) Co................          6,150
      1,300     Newcastle Investment Corp........         20,761
        400     Pan Pacific Retail Properties, Inc.       14,612
        400     Prentiss Properties Trust........         11,312
      1,765     ProLogis.........................         44,390
        625     Public Storage, Inc..............         20,194
        600     Reckson Associates Realty Corp...         12,630
      1,050     Rouse (The) Co...................         33,285
      1,000     Simon Property Group, Inc........         34,070
      1,000     St. Joe (The) Co.................         30,000
      1,425     Starwood Hotels & Resorts
                Worldwide, Inc. .................         33,829
        600     Taubman Centers, Inc.............          9,738
        900     United Dominion Realty Trust, Inc.        14,724
        700     Vornado Realty Trust.............         26,040
                                                   -------------
                                                         795,013
                                                   -------------

                BASIC MATERIALS - 9.05%

        900     Bowater, Inc.....................         37,755
      1,200     Georgia-Pacific Corp.............         19,392
        900     International Paper Co...........         31,473
                                                   -------------
                                                          88,620
                                                   -------------

                CONSUMER CYCLICAL - 3.51%

      2,700     Hilton Hotels Corp...............         34,317
                                                   -------------
                TOTAL COMMON STOCKS .............        917,950
                                                   -------------
                (Cost $875,684)

   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT OBLIGATION - 2.55%

                U.S. TREASURY BILL (A) - 2.55%

 $   25,000     1.10%, 01/09/03..................  $      24,994
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION          24,994
                                                   -------------
                (Cost $24,994)

    SHARES
  ----------

INVESTMENT COMPANY - 2.35%

     23,018     J.P. Morgan U.S. Government
                Money Market Fund................         23,018
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         23,018
                                                   -------------
                (Cost $23,018)
TOTAL INVESTMENTS - 98.65%.......................        965,962
                                                   -------------
(Cost $923,696)

NET OTHER ASSETS AND LIABILITIES - 1.35%.........         13,197
                                                   -------------
NET ASSETS - 100.00%.............................  $     979,159
                                                   =============

----------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     QUALITY PLUS BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 48.45%


                FINANCE - 16.84%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     162,175
    175,000     Bank of America Corp., Senior Note
                4.88%, 09/15/12..................        177,228
    150,000     Bank of New York Co., Inc.,
                Senior Note
                5.20%, 07/01/07..................        161,633
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         60,013
    100,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................        105,759
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        144,920
    100,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        111,272
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        116,263
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        164,954
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        122,596
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        139,152
    100,000     General Electric Capital Corp.
                Series A, MTN
                6.75%, 03/15/32..................        110,931
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         52,685
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        155,449
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         51,029
     50,000     Goldman Sachs Group, Inc.
                5.70%, 09/01/12..................         52,099
     50,000     Household Finance Corp.
                6.38%, 10/15/11..................         52,363
     75,000     John Deere Capital Corp.,
                Series D, MTN
                Senior Note
                3.13%, 12/15/05..................         75,713
    100,000     Marsh & McLennan Cos., Inc.
                Senior Note
                6.25%, 03/15/12..................        110,814
    100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................        117,763
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         52,424
    150,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................        163,201
     80,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................         87,214
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        117,768

   PAR VALUE                                             VALUE
  ----------                                           ---------

                FINANCE (CONTINUED)

 $  125,000     SunTrust Bank, Atlanta
                Subordinated Note, BN
                7.25%, 09/15/06..................  $     142,646
    100,000     SunTrust Bank, Atlanta
                Subordinated Note, BN
                6.38%, 04/01/11..................        111,701
    150,000     U.S. Bank, N.A. Minnesota, BN
                5.63%, 11/30/05..................        161,773
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        112,094
    100,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        112,438
                                                   -------------
                                                       3,306,070
                                                   -------------

                COMMUNICATIONS - 7.04%

     50,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................         53,773
    100,000     AOL Time Warner, Inc.
                6.88%, 05/01/12..................        105,829
     70,000     AT&T Corp., Senior Note
                7.00%, 11/15/06 (A)..............         74,892
     40,000     AT&T Corp., Senior Note
                8.50%, 11/15/31 (A)..............         44,241
     50,000     AT&T Wireless Services, Inc.,
                Senior Note
                8.75%, 03/01/31..................         49,151
    100,000     BellSouth Capital Funding, Debenture
                7.88%, 02/15/30..................        123,257
     45,000     Cingular Wireless LLC, Senior Note
                7.13%, 12/15/31..................         47,939
     75,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................         79,917
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        142,582
    100,000     Disney (Walt) Co.
                7.30%, 02/08/05..................        108,908
    100,000     Gannett Co., Inc.
                5.50%, 04/01/07..................        108,853
    100,000     Gannett Co., Inc.
                6.38%, 04/01/12..................        113,831
    100,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        108,550
     50,000     Sprint Capital Corp.
                6.00%, 01/15/07..................         47,300
     50,000     Sprint Capital Corp.
                6.88%, 11/15/28..................         40,378
    120,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................        132,766
                                                   -------------
                                                       1,382,167
                                                   -------------

                CONSUMER STAPLES - 6.96%

    100,000     Anheuser Busch Cos., Inc., Debenture
                7.55%, 10/01/30..................        127,704
    130,000     Cargill, Inc.
                6.38%, 06/01/12 (B)..............        145,811


                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER STAPLES (CONTINUED)

$   100,000     Coca-Cola Enterprises, Inc.,
                Debenture
                6.75%, 09/15/28..................  $     111,948
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        113,906
    150,000     Gillette Co.
                4.00%, 06/30/05..................        157,181
     40,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         48,154
     25,000     Kellogg Co., Series B
                6.00%, 04/01/06..................         27,118
     50,000     Kroger Co.
                6.20%, 06/15/12..................         53,480
    100,000     Pepsi Bottling Holdings, Inc.
                5.63%, 02/17/09 (B)..............        109,112
     50,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................         56,678
     50,000     Safeway, Inc.
                5.80%, 08/15/12..................         52,416
    100,000     Sara Lee Corp.
                6.25%, 09/15/11..................        112,346
    100,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        109,905
    125,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................        140,552
                                                   -------------
                                                       1,366,311
                                                   -------------

                INDUSTRIAL - 4.70%

    155,000     3M Co., Debenture
                6.38%, 02/15/28..................        172,511
     50,000     Bemis Co., Inc.
                6.50%, 08/15/08..................         56,494
     50,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................         57,380
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        168,249
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        168,952
     50,000     Lockheed Martin Corp.
                8.50%, 12/01/29..................         67,292
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         87,467
     50,000     Union Pacific Corp., Debenture
                6.63%, 02/01/29..................         55,041
     80,000     United Technologies Corp.
                6.35%, 03/01/11..................         90,273
                                                   -------------
                                                         923,659
                                                   -------------

                CONSUMER CYCLICAL - 3.11%

    100,000     Cintas Corp., Number 2
                6.00%, 06/01/12..................        110,544
    100,000     DaimlerChrysler N.A. Holdings Corp.
                Series D, MTN
                3.40%, 12/15/04..................        100,732

   PAR VALUE                                             VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL (CONTINUED)

 $  150,000     Ford Motor Co.
                7.45%, 07/16/31..................  $     130,831
    120,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................        129,762
    125,000     Target Corp., Debenture
                6.65%, 08/01/28..................        138,262
                                                   -------------
                                                         610,131
                                                   -------------

                ENERGY - 2.68%

    100,000     Amerada Hess Corp.
                7.13%, 03/15/33..................        106,890
    100,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................        112,860
     75,000     ChevronTexaco, Inc.
                5.50%, 01/15/09..................         82,144
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         73,907
    140,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................        151,334
                                                   -------------
                                                         527,135
                                                   -------------

                UTILITIES - 2.23%

     50,000     Consolidated Edison Co. of
                New York, Inc.
                4.88%, 02/01/13..................         50,794
     50,000     Consolidated Edison Co. of
                New York, Inc.
                Series B, Debenture
                7.15%, 12/01/09..................         58,996
    100,000     Florida Power & Light Co.
                First Mortgage
                6.88%, 12/01/05..................        111,580
    100,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        111,506
    100,000     Virginia Electric & Power, Series A
                Senior Note
                5.38%, 02/01/07..................        106,048
                                                   -------------
                                                         438,924
                                                   -------------

                BASIC MATERIALS - 1.76%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        140,065
     80,000     International Paper Co.
                8.13%, 07/08/05..................         89,595
     50,000     International Paper Co.
                5.85%, 10/30/12 (B)..............         52,450
     50,000     Rohm & Haas Co., Debenture
                7.85%, 07/15/29..................         62,712
                                                   -------------
                                                         344,822
                                                   -------------

                TECHNOLOGY - 1.63%

    200,000     IBM Corp.
                4.88%, 10/01/06..................        213,622

                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

                TECHNOLOGY (CONTINUED)

 $  100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................  $     106,377
                                                   -------------
                                                         319,999
                                                   -------------

                HIGHER EDUCATION - 0.87%

    150,000     Stanford University, Debenture
                6.88%, 02/01/24..................        172,055
                                                   -------------

                SERVICES - 0.63%

     90,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30 (C)..............        123,328
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      9,514,601
                                                   -------------
                (Cost $8,776,014)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.35%

                U.S. TREASURY NOTES - 8.09%

    475,000     3.25%, 12/31/03..................        484,649
     25,000     3.38%, 04/30/04..................         25,685
    220,000     5.25%, 05/15/04..................        231,799
    160,000     5.88%, 11/15/04..................        172,856
     45,000     3.00%, 11/15/07..................         45,555
    300,000     6.00%, 08/15/09..................        348,891
    275,000     4.00%, 11/15/12..................        278,975
                                                   -------------
                                                       1,588,410
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.72%

    250,000     3.80%, 12/20/04..................        253,078
    125,000     6.00%, 12/15/05..................        138,506
    200,000     5.50%, 02/15/06..................        218,880
    250,000     7.13%, 03/15/07..................        292,749
    200,000     5.50%, 03/15/11..................        219,566
                                                   -------------
                                                       1,122,779
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.75%

    140,000     3.00%, 07/15/04..................        143,101
    150,000     6.25%, 07/15/04..................        160,743
    180,000     5.88%, 03/21/11..................        197,729
    265,000     6.75%, 03/15/31..................        318,013
    100,000     6.25%, 07/15/32..................        113,689
                                                   -------------
                                                         933,275
                                                   -------------

                U.S. TREASURY BONDS - 3.55%

    115,000     8.00%, 11/15/21..................        160,272
    125,000     5.50%, 08/15/28..................        135,098
    235,000     6.13%, 08/15/29..................        275,960
    115,000     5.38%, 02/15/31..................        125,404
                                                   -------------
                                                         696,734
                                                   -------------

   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. GOVERNMENT-BACKED BONDS - 1.24%

 $  100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................  $     107,487
    125,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................        136,354
                                                   -------------
                                                         243,841
                                                   -------------
                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............      4,585,039
                                                   -------------
                (Cost $4,310,749)

MORTGAGE-BACKED SECURITIES - 10.96%

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.75%

    104,208     6.50%, 10/15/13, Pool # 446759...        110,787
    100,965     5.75%, 07/20/22, Pool # 008022 (A)       104,055
     85,665     7.50%, 10/15/27, Pool # 455324...         91,635
    153,699     6.00%, 03/15/29, Pool # 464632...        160,567
    332,515     7.00%, 09/15/29, Pool # 510394...        352,882
     53,008     7.50%, 09/15/29, Pool # 508805...         56,603
     51,788     8.50%, 04/15/30, Pool # 521815...         56,255
                                                   -------------
                                                         932,784
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.22%

    250,000     5.00%, 09/25/12, Series 2002-61
                Class PC, CMO....................        259,955
     96,654     7.00%, 03/01/15, Pool # 535200...        102,906
    189,399     6.00%, 08/01/22, Pool # 254440...        197,449
     76,812     8.00%, 04/01/30, Pool # 536553...         82,837
    178,831     6.50%, 08/01/31, Pool # 600564...        186,319
                                                   -------------
                                                         829,466
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.34%

    149,338     7.00%, 06/01/16, Pool # G11171...        158,905
      2,470     6.50%, 10/15/23, Series 1990
                Class E, CMO.....................          2,469
     97,882     6.00%, 04/01/32, Pool # C65851...        101,399
                                                   -------------
                                                         262,773
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.65%

    123,156     Rural Housing Trust, Series 1987-1
                Class 1-D, CMO
                6.33%, 04/01/26..................        127,124
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,152,147
                                                   -------------
                (Cost $2,054,641)

                       SEE NOTES TO FINANCIAL STATEMENTS.

QUALITY PLUS BOND FUND

DECEMBER 31, 2002


   PAR VALUE                                             VALUE
  ----------                                           ---------

ASSET-BACKED SECURITIES - 6.28%

 $   90,000     BMW Vehicle Owner Trust
                Series 2002-A, Class A-3
                3.80%, 05/25/06..................  $      92,556
    125,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        132,222
    250,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        258,875
    250,000     Citibank Credit Card Issuance Trust
                Series 2002-A1, Class A-1
                4.95%, 02/09/09..................        268,290
     83,367     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................         84,063
    185,000     Honda Auto Receivables Owner Trust
                Series 2002-2, Class A-3
                3.83%, 02/15/06..................        190,037
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        207,964
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,234,007
                                                   -------------
                (Cost $1,183,015)

FOREIGN BONDS (D) - 5.62%

     80,000     European Investment Bank
                4.63%, 03/01/07..................         85,846
    100,000     Export Development of Canada
                4.00%, 08/01/07..................        104,004
     75,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................        104,935
    125,000     Inter-American Development Bank
                Yankee, Debenture
                8.88%, 06/01/09..................        162,671
    100,000     International Bank of
                Reconstruction &
                Development Co.
                6.63%, 08/21/06..................        113,454
     50,000     Province of British Columbia
                5.38%, 10/29/08..................         55,128
    100,000     Province of Manitoba
                4.25%, 11/20/06..................        105,471
     50,000     Province of Manitoba, Yankee,
                Debenture
                5.50%, 10/01/08..................         55,444
     50,000     Province of New Brunswick
                Senior Unsubordinated Note
                3.50%, 10/23/07..................         50,852
    125,000     Province of Nova Scotia
                5.75%, 02/27/12..................        137,522
     40,000     Province of Ontario
                6.00%, 02/21/06..................         43,976
     75,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................         83,533
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,102,836
                                                   -------------
                (Cost $1,007,072)

   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 4.23%

 $  830,000     Repurchase Agreement with:
                Greenwich Capital Markets, Inc.
                1.25%, Due 01/02/2003, dated 12/31/2002
                Repurchase Price $830,058
                (Collateralized by U.S. Treasury Bonds,
                Notes & Agency Obligations, 2.50% - 11.25%
                Due 02/01/2005 - 08/15/2023;
                Total Par $614,481
                Market Value $846,609)...........  $     830,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        830,000
                                                   -------------
                (Cost $830,000)
TOTAL INVESTMENTS - 98.89%.......................     19,418,630
                                                   -------------
(Cost $18,161,491)

NET OTHER ASSETS AND LIABILITIES - 1.11%.........        217,960
                                                   -------------
NET ASSETS - 100.00%.............................  $  19,636,590
                                                   =============

------------------------------------
(A) Variable rate note. Interest rate shown reflects rate in effect on December 31, 2002.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2002, these securities amounted to $307,373 or 1.57% of net assets.
(C) Step Bond. A Bond with an interest rate that adjusts periodically to maturity. The interest rate shown reflects the rate in effect on December 31, 2002.
(D)    U.S. Dollar Denominated
BN     Bank Note
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

     THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                   COLUMBIA REAL
                                                   ESTATE EQUITY   QUALITY PLUS
                                                      FUND II       BOND FUND
                                                   -------------   ------------
ASSETS:

   Investments (Note 2):
     Investments at cost .......................   $    923,696    $ 17,331,491
     Repurchase agreement ......................             --         830,000
     Net unrealized appreciation of investments          42,266       1,257,139
                                                   ------------    ------------
       Total investments at value ..............        965,962      19,418,630
   Cash ........................................          1,415             920
   Receivable for investments sold .............         12,217          50,866
   Receivable for shares sold ..................             54           2,531
   Interest and dividend receivable ............          5,198         245,387
   Receivable from Investment Advisor (Note 4) .         16,922           5,454
   Deferred organizational expense (Note 2) ....            375              --
                                                   ------------    ------------
     Total Assets ..............................      1,002,143      19,723,788
                                                   ------------    ------------

LIABILITIES:

   Payable for investments purchased ...........          1,427          48,472
   Payable for shares repurchased ..............            446           3,485
   Trustees' fees and expenses payable (Note 3)              25             684
   Accrued expenses and other payables .........         21,086          34,557
                                                   ------------    ------------
     Total Liabilities .........................         22,984          87,198
                                                   ------------    ------------
NET ASSETS .....................................   $    979,159    $ 19,636,590
                                                   ============    ============

NET ASSETS CONSIST OF:
   Par value (Note 5) ..........................   $        102    $      1,773
   Paid-in capital in excess of par value ......        936,295      18,419,839
   Undistributed (overdistributed)
     net investment income .....................            (14)         39,936
   Accumulated net realized gain (loss)
     on investments sold .......................            510         (82,097)
   Net unrealized appreciation of investments ..         42,266       1,257,139
                                                   ------------    ------------
TOTAL NET ASSETS ...............................   $    979,159    $ 19,636,590
                                                   ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING ......        101,591       1,773,281

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) .............   $       9.64    $      11.07
                                                   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

     THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                   COLUMBIA REAL
                                                   ESTATE EQUITY   QUALITY PLUS
                                                      FUND II       BOND FUND
                                                   -------------   ------------

INVESTMENT INCOME:
   Interest (Note 2) ...........................   $         71    $  1,057,251
   Dividends (Note 2) ..........................         61,450              --
   Less: foreign taxes withheld (Note 2) .......            (42)             --
                                                   ------------    ------------
      Total investment income ..................         61,479       1,057,251
                                                   ------------    ------------

EXPENSES:
   Investment advisory fees (Note 3) ...........          8,446         106,385
   Administration fees (Note 3) ................            957          16,441
   Custody fees ................................          9,201          11,025
   Fund accounting fees (Note 3) ...............         26,699          42,148
   Professional fees ...........................         11,922          31,678
   Transfer agent fees (Note 3) ................          5,000           5,000
   Trustees' fees (Note 3) .....................             13             278
   Amortization of organization costs (Note 2) .          2,197              --
   Reports to shareholders .....................         19,929          31,439
   Miscellaneous ...............................          1,582           2,201
                                                   ------------    ------------
      Total expenses before
         reimbursement/waiver ..................         85,946         246,595
      Less: reimbursement/waiver (Note 4)  .....        (65,878)        (64,446)
                                                   ------------    ------------
      Total expenses net of
         reimbursement/waiver ..................         20,068         182,149
                                                   ------------    ------------
NET INVESTMENT INCOME ..........................         41,411         875,102
                                                   ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain on investments ............         40,621         236,916
   Net change in unrealized
      appreciation (depreciation) of investments        (66,916)        782,775
                                                   ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................        (26,295)      1,019,691
                                                   ------------    ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................   $     15,116    $  1,894,793
                                                   ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

     THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                            COLUMBIA REAL ESTATE              QUALITY PLUS
                                                               EQUITY FUND II                   BOND FUND
                                                          ------------------------    --------------------------
                                                                YEARS ENDED                   YEARS ENDED
                                                                DECEMBER 31,                  DECEMBER 31,
                                                             2002          2001           2002           2001
                                                          ----------    ----------    -----------    -----------
NET ASSETS AT BEGINNING OF PERIOD .....................   $1,112,378    $1,092,203    $19,824,416    $23,107,642
                                                          ----------    ----------    -----------    -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ..............................       41,411        41,175        875,102      1,113,159
   Net realized gain on investments sold ..............       40,621        30,467        236,916        526,769
   Net change in unrealized appreciation
      (depreciation) of investments ...................      (66,916)      (20,267)       782,775       (125,689)
                                                          ----------    ----------    -----------    -----------
      Net increase in net assets
         resulting from operations ....................       15,116        51,375      1,894,793      1,514,239
                                                          ----------    ----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................      (33,393)      (32,117)      (920,063)    (1,161,203)
   Net realized gain on investments sold ..............      (39,385)           --             --             --
                                                          ----------    ----------    -----------    -----------
      Total Distributions .............................      (72,778)      (32,117)      (920,063)    (1,161,203)
                                                          ----------    ----------    -----------    -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...................      224,088       172,111      4,456,573      3,793,477
   Issued to shareholders in reinvestment
      of dividends ....................................       72,778        32,117        920,063      1,161,237
   Cost of shares repurchased .........................     (372,423)     (203,311)    (6,539,192)    (8,590,976)
                                                          ----------    ----------    -----------    -----------
      Net increase (decrease) from share transactions..      (75,557)          917     (1,162,556)    (3,636,262)
                                                          ----------    ----------    -----------    -----------
      Net increase (decrease) in net assets ...........     (133,219)       20,175       (187,826)    (3,283,226)
                                                          ----------    ----------    -----------    -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $  979,159    $1,112,378    $19,636,590    $19,824,416
                                                          ==========    ==========    ===========    ===========

(A) Undistributed (overdistributed)
      net investment income ...........................   $      (14)   $      (23)   $    39,936    $    24,347
                                                          ==========    ==========    ===========    ===========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold ...............................................       20,934        17,741        414,915        371,121
   Issued to shareholders in reinvestment of dividends         7,407         3,331         86,035        100,430
   Repurchased ........................................      (36,726)      (20,752)      (611,329)      (824,431)
                                                          ----------    ----------    -----------    -----------
      Net increase (decrease) in shares outstanding ...       (8,385)          320       (110,379)      (352,880)
                                                          ==========    ==========    ===========    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                               PERIOD ENDED
                                                                          YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                               ---------------------------------------------
                                                                2002         2001         2000         1999      1998(1)
                                                               -------     --------     --------     -------     -------
Net Asset Value, Beginning of Period ....................      $ 10.11     $   9.96     $   8.08     $  8.78     $ 10.00
                                                               -------     --------     --------     -------     -------
Income from Investment Operations:
   Net investment income (A) ............................         0.40         0.38         0.41        0.38        0.28
   Net realized and unrealized gain (loss) on investments        (0.14)        0.07         1.86       (0.74)      (1.24)
                                                               -------     --------     --------     -------     -------
      Total from Investment Operations ..................         0.26         0.45         2.27       (0.36)      (0.96)
                                                               -------     --------     --------     -------     -------

Less Distributions:
   Distributions from net investment income .............        (0.32)       (0.30)       (0.38)      (0.34)      (0.26)
   Distributions in excess of net investment income .....           --           --        (0.01)         --          --
   Distributions from net realized capital gains ........        (0.41)          --           --          --          --
                                                               -------     --------     --------     -------     -------
      Total Distributions ...............................        (0.73)       (0.30)       (0.39)      (0.34)      (0.26)
                                                               -------     --------     --------     -------     -------
Net increase (decrease) in net asset value ..............        (0.47)        0.15         1.88       (0.70)      (1.22)
                                                               -------     --------     --------     -------     -------
Net Asset Value, End of Period ..........................      $  9.64     $  10.11     $   9.96     $  8.08     $  8.78
                                                               =======     ========     ========     =======     =======

Total Return ............................................         2.57%        4.68%       28.57%      (4.13)%     (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .......................       $   979     $  1,112     $  1,092     $   983     $   784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................         3.68%        3.81%        4.39%       4.84%       4.62%*
   Operating expenses including
      reimbursement/waiver ..............................         1.78%        1.70%        1.70%       1.70%       1.70%*
   Operating expenses excluding
      reimbursement/waiver ..............................         7.63%        5.99%        5.76%       5.91%      10.49%*
Portfolio Turnover Rate .................................           98%          54%          41%         33%          3%**

--------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.24), $(0.05), $0.03, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     QUALITY PLUS BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
                                                               --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....................      $  10.52     $  10.33     $   9.71     $  10.70     $  10.31
                                                               --------     --------     --------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................          0.49         0.54         0.59         0.58         0.58
   Net realized and unrealized gain (loss) on investments          0.57         0.22         0.62        (0.98)        0.39
                                                               --------     --------     --------     --------     --------
      Total from Investment Operations ..................          1.06         0.76         1.21        (0.40)        0.97
                                                               --------     --------     --------     --------     --------

Less Distributions:
   Distributions from net investment income .............         (0.51)       (0.57)       (0.59)       (0.58)       (0.58)
   Distributions from net realized capital gains ........            --           --           --        (0.01)          --
                                                               --------     --------     --------     --------     --------
      Total Distributions ...............................         (0.51)       (0.57)       (0.59)       (0.59)       (0.58)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) in net asset value ..............          0.55         0.19         0.62        (0.99)        0.39
                                                               --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........................      $  11.07     $  10.52     $  10.33     $   9.71     $  10.70
                                                               ========     ========     ========     ========     ========

Total Return ............................................         10.33%        7.47%       12.88%       (3.78)%       9.70%

Ratios/Supplemental Data:

Net Assets, End of Period (000s) ........................      $ 19,637     $ 19,824     $ 23,108     $ 22,753     $ 23,289
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................          4.52%        5.20%        5.96%        5.69%        5.55%
   Operating expenses including
      reimbursement/waiver ..............................          0.94%        0.86%        0.71%        0.64%        0.54%
   Operating expenses excluding
      reimbursement/waiver ..............................          1.27%        1.07%        0.99%        1.03%        1.10%
Portfolio Turnover Rate .................................            58%         130%          83%         197%         194%

-----------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 was $0.45, $0.55, $0.55, $0.54 and
       $0.52, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Columbia Real Estate Equity Fund II and Quality Plus Bond Fund (formerly known as High Quality Bond Fund) (individually, a "Fund"and collectively, the "Funds"), two of the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sale price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Quality Plus Bond Fund and declared and paid quarterly with respect to the Columbia Real Estate Equity Fund II. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

NOTES TO FINANCIAL STATEMENTS


    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia Management"). Fleet and Columbia Management (the "Investment Advisors") are wholly-owned subsidiaries of Columbia Management Group, Inc. ("CMG") an indirect wholly-owned subsidiary of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at the annual rate of 0.55% of the average daily net assets for the Quality Plus Bond Fund. The Trust has been advised by Fleet that, effective August 1, 2001, it intends to waive advisory fees payable by the Quality Plus Bond Fund for which it serves as Investment Advisor so that advisory fees payable by such Fund would be 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia Management provides services for a fee, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets for the Columbia Real Estate Equity Fund II (see Note 4).

    The Trust and Fleet ("the Administrator"), are also parties to an administration agreement under which the Administrator provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the eight portfolios offered by the Trust (whose financial statements are provided in a separate report), plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. The minimum aggregate annual fee payable for administration is $100,000. Prior to July 22, 2002, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive. Effective July 22, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with the Administrator.

    In addition, the sub-administrator provides certain custody administration services pursuant to certain fee arrangements.

    Colonial Management Associates, Inc. ("CMA"), an affliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 22, 2002, PFPC provided these pricing and bookkeeping services pursuant to its administration agreement with the Trust and subject to the same fee arrangements. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA. As of July 22, 2002, Liberty Funds Services, Inc. provides transfer agency services to the Funds pursuant to certain fee arrangements. Prior to July 22, 2002, these transfer agency services were provided by PFPC.

    Liberty Funds Distributors, Inc. (the "Distributor"), an affliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC, and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

    Certain officers of the Trust are officers of Fleet and its affliates or PFPC. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust and The Galaxy Fund ("Galaxy") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and Galaxy is also entitled to additional fees for his services in this capacity. These fees are allocated among the funds of the Trust and Galaxy based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/
The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

    Expenses for the year ended December 31, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

NOTES TO FINANCIAL STATEMENTS


    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading for the year ended December 31, 2002 were as follows:

                FUND                         COMMISSIONS
              -------                        -----------
    Columbia Real Estate Equity Fund II       $      14

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    Fleet and/or its affiliates and/or PFPC may voluntarily waive all or a portion of the fees payable to them by the Funds. The respective parties may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the year ended December 31, 2002, PFPC voluntarily waived fund accounting and custody administration fees in the amount of $29,970 for the Quality Plus Bond Fund.

    The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 2002, the Investment Advisors agreed to reimburse the Columbia Real Estate Equity Fund II and the Quality Plus Bond Fund in the amounts of $65,878 and $34,476, respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2002 were as follows:

                                             PURCHASES                          SALES
  FUND                                   OTHER      GOVERNMENT           OTHER      GOVERNMENT
----------------------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II  $ 1,071,667    $       --       $ 1,239,016    $       --
Quality Plus Bond Fund                 5,263,716     5,652,649         4,945,240     6,247,805

    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation and cost for all securities, as computed on a federal income tax basis, at December 31, 2002 for each Fund is as follows:


  FUND                              APPRECIATION  (DEPRECIATION)            NET           COST
-------------------------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II  $   87,223    $    (40,443)       $    46,780    $   919,182
Quality Plus Bond Fund                1,230,389          (7,445)         1,222,944     18,195,686

7. LINE OF CREDIT

    Each Fund participated in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter. For the year ended December 31, 2002, no borrowings were made by the Funds against the line of credit. Effective January 17, 2003, each Fund participates in a $10 million unsecured line of credit pursuant to a credit agreement.

8. CAPITAL LOSS CARRYFORWARDS

    At December 31, 2002, the Quality Plus Bond Fund had capital loss carryforwards of $47,902 which expires in 2008.

9. POST OCTOBER LOSSES

    Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Columbia Real Estate Fund II elected to defer losses between November 1, 2002 and December 31, 2002 in the amount of $4,004.

NOTES TO FINANCIAL STATEMENTS


10. RECLASSIFICATION OF ACCOUNTS

    During the year ended December 31, 2002, reclassifications were made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to organizational costs, differences in the treatment of net operating losses, paydown reclassifications, market discount reclassifications and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

                                         UNDISTRIBUTED
                                       (OVERDISTRIBUTED)  ACCUMULATED
                                        NET INVESTMENT    NET REALIZED
FUND                  PAID-IN CAPITAL       INCOME        GAIN (LOSS)
----                  ---------------  -----------------  ------------
 Columbia Real Estate
   Equity Fund II .....   $(5,093)          $ (8,009)       $ 13,102
 Quality Plus Bond Fund        --             60,550         (60,550)

11. DISTRIBUTIONS TO SHAREHOLDERS

    The tax character of distributions paid during 2002 and 2001 was as follows:

                       DISTRIBUTIONS PAID IN 2002  DISTRIBUTIONS PAID IN 2001
                       --------------------------  --------------------------
                         ORDINARY    LONG-TERM       ORDINARY    LONG-TERM
  FUND                    INCOME   CAPITAL GAINS      INCOME   CAPITAL GAINS
---------                --------  -------------     --------  -------------
Columbia Real Estate
  Equity Fund II.....    $  32,622  $ 40,156      $    32,117     $     --
Quality Plus
  Bond Fund..........      920,063        --        1,161,203           --

    There are no significant differences between distributions to shareholders shown in the Statement of Changes in Net Assets and the tax basis distributions shown above.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED    UNREALIZED
                       CAPITAL LOSS    ORDINARY      APPRECIATION
    FUND               CARRYFORWARD     INCOME      (DEPRECIATION)
-----------            ------------  -------------  --------------
 Columbia Real Estate
   Equity Fund II ....   $      --       $    --      $    46,780
 Quality Plus
   Bond Fund .........     (47,902)       40,264        1,222,944

12. FEDERAL TAX INFORMATION (UNAUDITED)

    During the fiscal year ended December 31, 2002, the following Fund made distributions from long-term capital gains:

                                          Long-Term Capital
FUND                                         GAINS PAID
----                                         ----------
Columbia Real Estate Equity Fund II          $  40,156

    Of the ordinary income (including short-term capital gain) distributions made by the Columbia Real Estate Equity Fund II during the fiscal year ended December 31, 2002, 1.21% qualify for the dividends received deduction available to corporate shareholders.

NOTES TO FINANCIAL STATEMENTS


13. TRUSTEE AND OFFICERS INFORMATION (UNAUDITED)

    The business and affairs of the Funds are managed under the direction of Galaxy VIP's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of Galaxy VIP is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy VIP as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy VIP are referred to as "Interested Trustees." Galaxy VIP's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy VIP toll-free at 800-345-6611.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
INDEPENDENT TRUSTEES

Dwight E. Vicks, Jr.(3) Chairman &     Since 5/27/92   Chairman, Director and Treasurer,    20       Director, Utica First Insurance
Age 69                   Trustee                       Vicks Lithograph & Printing                   Company; Director, SBU Bank;
                                                       Corporation (book manufacturing).             Director, Partners Trust
                                                                                                     Financial Group; Director,
                                                                                                     Monitor Life Insurance Company;
                                                                                                     Director, Commercial Travelers
                                                                                                     Mutual Insurance Company.

Louis DeThomasis         Trustee       Since 5/27/92   President, Saint Mary's University   20       None
Age 62                                                 of Minnesota.

Kenneth A. Froot         Trustee       Since 12/5/00   Professor of Finance,                20       None
Age 45                                                 Harvard University.

James M. Seed            Trustee       Since 5/27/92   President, The Astra Ventures,       20       Chairman and Director, Fischer-
Age 61                                                 Incorporated (oil and gas exploration;        Watt Gold Co.; Director, XSCI,
                                                       private equity).                              Inc.

INTERESTED TRUSTEE

John T. O'Neill(5)       Trustee       Since 5/27/92   Private Investor; Executive Vice     20       None
Age 58                                                 President and Chief Financial Officer,
                                                       Hasbro, Inc. (toy and game
                                                       manufacturer) until December 1999.

OFFICERS

Keith T. Banks(6)       President      Since 9/5/02    Chief Investment Officer and Chief   N/A      N/A
590 Madison Avenue                                     Executive Officer, Columbia
36th Floor                                             Management Group, Inc., since
Mail Stop NY EH 30636A                                 August 2000; Managing Director and
New York, NY 10022                                     Head of U.S. Equity, J.P. Morgan
Age 47                                                 Investment Management, from
                                                       November 1996 to August 2000.

NOTES TO FINANCIAL STATEMENTS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
Joseph R. Palombo(7) Vice President    Since 9/5/02    Chief Operating Officer, Columbia    N/A                   N/A
One Financial Center                                   Management Group, Inc., since
Boston, MA 02111                                       November 2001; Chief Operations
Age 49                                                 Officer of Mutual Funds, Liberty
                                                       Financial Companies,
                                                       Inc., from August 2000 to
                                                       November 2001; Executive
                                                       Vice President, Stein Roe
                                                       & Farnham Incorporated,
                                                       since April 1999 and
                                                       Director since September
                                                       2000; Executive Vice
                                                       President and Director,
                                                       Colonial Management
                                                       Associates, Inc., since
                                                       April 1999; Executive
                                                       Vice President and Chief
                                                       Administrative Officer,
                                                       Liberty Funds Group, LLC,
                                                       since April 1999; Trustee
                                                       and Chairman of the
                                                       Board, the Stein Roe
                                                       Family of Funds, since
                                                       October 2000; Manager,
                                                       Stein Roe Floating Rate
                                                       Limited Liability
                                                       Company, since October
                                                       2000; Vice President, the
                                                       Liberty Funds, from April
                                                       1999 to August 2000;
                                                       Chief Operating Officer
                                                       and Chief Compliance
                                                       Officer, Putnam Mutual
                                                       Funds, from December 1993
                                                       to March 1999.

Glen P. Martin(8)    Vice President    Since 9/5/02    Director, Strategy and Product       N/A                   N/A
One Financial Center                                   Management Division, and Senior Vice
Boston, MA 02111                                       President, Columbia Management
Age 43                                                 Group, Inc., since March 2002; Interim
                                                       Managing Director, Mutual
                                                       Fund Division, and Senior
                                                       Vice President, Fleet
                                                       Investment Management,
                                                       from April 2001 to March
                                                       2002; Director, Product
                                                       Development and
                                                       Marketing, and Senior
                                                       Vice President, Fleet
                                                       Investment Management,
                                                       from March 1999 to April
                                                       2001; Vice President of
                                                       Investment Marketing
                                                       Management, Fleet
                                                       Investment Management,
                                                       from May 1997 to March
                                                       1999.

Vicki L. Benjamin(9) Chief Accounting  Since 9/5/02    Vice President, Liberty Funds        N/A                   N/A
One Financial Center    Officer and                    Group, LLC, since April 2001;
Boston, MA 02111         Controller                    Vice President, Corporate Audit,
Age 41                                                 State Street Bank and Trust
                                                       Company, from May 1998 to
                                                       April 2001; Senior Audit
                                                       Manager, Coopers &
                                                       Lybrand, LLP, from July
                                                       1997 to May 1998; Audit
                                                       Manager, Coopers &
                                                       Lybrand, LLP, from July
                                                       1994 to June 1997.

J. Kevin Connaughton(10) Treasurer     Since 9/5/02    Senior Vice President, Liberty       N/A                   N/A
One Financial Center                                   Funds Group, LLC, since January
Boston, MA 02111                                       2001; Vice President, Liberty
Age 38                                                 Funds Group, LLC, from April 2000
                                                       to January 2001; Vice President,
                                                       Colonial Management Associates, Inc.,
                                                       from February 1998 to October 2000;
                                                       Senior Tax Manager, Coopers & Lybrand,
                                                       LLP, from April 1996 to January 1998.

NOTES TO FINANCIAL STATEMENTS


                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                      TERM OF OFFICE                                  FUND COMPLEX(3)
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE(1)           WITH GALAXY VIP  TIME SERVED(2)          DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE(4)
-------------       ----------------  --------------        -----------------------   ---------------     -------------------
W. Bruce McConnel(11)   Secretary      Since 5/28/92   Partner of the law firm Drinker      N/A                   N/A
One Logan Square                                       Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 59

---------------------------
1. Each trustee may be contacted by writing to the trustee, c/o The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111, Attn: Glen
       P. Martin.
2.     Each trustee holds offices for an indefinite term until the earliest of:
       (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy VIP's Agreement and Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy VIP terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy VIP's Code of Regulations; or (c) Galaxy VIP terminates.
3. The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment advisor, including Galaxy VIP and The Galaxy Fund. In addition to Galaxy VIP (8 open-end investment company portfolios), each trustee also serves as a trustee of The Galaxy Fund (12 open-end investment company portfolios). Mr. Vicks also serves as Chairman of The Galaxy Fund.
4. Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5. Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial Corporation.
6. Mr. Banks also serves as President of The Galaxy Fund and the Liberty Family of Funds ("Liberty Funds"). The Liberty Funds consist of 53 open-end and 9 closed-end investment company portfolios.
7.     Mr. Palombo also serves as Vice President of The Galaxy Fund.
8.     Mr. Martin also serves as Vice President of The Galaxy Fund.
9. Ms. Benjamin also serves as Chief Accounting Officer and Controller of The Galaxy Fund, the Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds consist of 2 closed-end investment company portfolios.
10. Mr. Connaughton also serves as Treasurer of The Galaxy Fund, the Liberty Funds and the Liberty All-Star Funds.
11.    Mr. McConnel also serves as Secretary of The Galaxy Fund.


14.    PROPOSED REORGANIZATION OF THE FUNDS (UNAUDITED)

    In connection with the consolidation of its mutual fund operations, CMG proposed the reorganization of the Funds into corresponding portfolios of other investment companies managed by Fleet, Columbia Management and their affiliates. CMG proposed that the Funds be reorganized into corresponding portfolios of Liberty Variable Investment Trust ("Liberty VIT") and SteinRoe Variable Investment Trust ("SteinRoe VIT" and, together with Liberty VIT, the "Liberty/SteinRoe Funds"). On October 23, 2002, the Board of Trustees of Galaxy VIP approved Agreements and Plans of Reorganization among Galaxy VIP, CMG and each of Liberty VIT and SteinRoe VIT. The Liberty/SteinRoe Funds' Boards of Trustees also approved the Agreements and Plans of Reorganization. The Agreements and Plans of Reorganization will be submitted to a vote of shareholders of the Funds at a meeting to be held on or about February 19, 2003. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Funds will be transferred to similar portfolios of the Liberty/SteinRoe Funds and the shareholders of the Funds will become shareholders of the Liberty/SteinRoe Funds. Pursuant to the Agreements and Plans of Reorganization, if approved, each Fund would reorganize into the corresponding Liberty/SteinRoe Funds portfolio indicated below:

GALAXY VIP FUND                      CORRESPONDING LIBERTY/STEIN ROE FUND
Galaxy VIP Columbia Real Estate      Columbia Real Estate Equity Fund,
  Equity Fund II                       Variable Series*
Galaxy VIP Quality Plus Bond Fund    Liberty Federal Securities Fund,
                                       Variable Series

* This is a new portfolio of a Liberty/Stein Roe Fund that will continue the investment policies of the Galaxy VIP Fund following the proposed reorganization.

    A combined prospectus and proxy statement with respect to each proposed reorganization has been mailed to shareholders. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganizations will occur by the end of April 2003.

     REPORT OF ERNST & YOUNG LLP,
     INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy VIP Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Columbia Real Estate Equity Fund II and Quality Plus Bond Fund (formerly High Quality Bond Fund) (two of the portfolios constituting The Galaxy VIP Fund) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 1998 were audited by other auditors whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Columbia Real Estate Equity Fund II and Quality Plus Bond Fund portfolios of The Galaxy VIP Fund, at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           /S/ ERNST & YOUNG LLP


Boston, Massachusetts
February 7, 2003

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


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

[LOGO OMITTED - GALAXY FUNDS]
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081


---------------------
PRSRT STD
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

(12/02) Date of first use: March 1, 2003  03/0230                        VIP-2AR